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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-56944, No. 333-75310) and in the Registration Statement on Form S-8 (No. 333-42448) of Tipperary Corporation of our report dated March 21, 2002 relating to the financial statements, which appears in this Annual Report on Form 10-KSB.



PricewaterhouseCoopers LLP

Denver, Colorado
March 26, 2002